UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2015

The Manitowoc Company, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On October 14, 2015, the Company issued a press release providing preliminary Company financial results for the third quarter of 2015 and updated 2015 full-year guidance for the crane segment.  The press release issued by the Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibit
	99.1	The Manitowoc Company, Inc. press release dated October 14, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: October 14, 2015	/s/ Carl J. Laurino
Carl J. Laurino
Senior Vice President & Chief Financial Officer

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of October 14, 2015

Exhibit No.	Description

99.1
Press Release dated October 14, 2015, providing preliminary financial results of The Manitowoc Company, Inc. for the quarter ended September 30, 2015 and updated 2015 full-year guidance for the crane segment.

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